UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Digipath, Inc.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Nevada	000-54239	27-3601979
(State or Other Jurisdiction ofIncorporation of Organization)	(Commission File Number)	(IRS Employer Identification Number)

6450 Cameron St. Suite 113 Las Vegas, NV	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 527-2060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Board of Directors of Digipath, Inc. (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023.

Following review of proposals from the independent registered public accounting firms that participated in the process, on September 27, 2023, the Board approved: (i) the engagement of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023; and (ii) the dismissal of M&K CPAS, PLLC (“M&K”), the Company’s current independent registered public accounting firm.

M&K’s reports on the Company’s financial statements for the fiscal years ended September 30, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified to audit scope or accounting principles but did include explanatory paragraphs and footnotes questioning the Company’s ability to continue as a going concern. During the Company’s fiscal years ended September 30, 2022 and 2021 and through M&K’s dismissal on September 27, 2023, there were (i) no disagreements as defined in Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. (ii) no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that M&K furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements contained in this Form 8-K. A copy of this letter is filed as Exhibit 16.1 to this report.

During the fiscal years ended September 30, 2022 and September 30, 2021 and the subsequent interim periods through September 27, 2023, neither the Company nor anyone on its behalf has consulted with Fruci regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any matter that was a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter From M&K CPAS, PLLC dated October 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIPATH, INC.

Dated: October 2, 2023	/s/ A. Stone Douglas
A. Stone Douglas
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter From M&K CPAS, PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)